UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 9, 2004

Noven Pharmaceuticals, Inc.

11960 S.W. 144th Street, Miami, Florida 33186

305-253-5099

Incorporated under the laws of the State of Delaware	Commission File Number 0-17254	I.R.S. Employer Identification Number 59-2767632

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-comencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 9, 2004, Noven issued a press release announcing its financial results for the quarter ended September 30, 2004. This press release, a copy of which is attached hereto as Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

99.1	Press release dated November 9, 2004 announcing the financial results of Noven Pharmaceuticals, Inc. for the quarter ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVEN PHARMACEUTICALS, INC.
/s/ Jeffrey F. Eisenberg
Jeffrey F. Eisenberg
Vice President – Strategic Alliances, General Counsel and Corporate Secretary

Date: November 9, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 9, 2004, announcing the financial results of Noven Pharmaceuticals, Inc. for the quarter ended September 30, 2004